AllianceBernstein Municipal Income Fund II
811-07618

77.Q1  Exhibits

FORM OF AGREEMENT AND PLAN OF
ACQUISITION AND LIQUIDATION
BETWEEN
ALLIANCEBERNSTEIN MUNICIPAL
INCOME FUND, INC. AND
ALLIANCEBERNSTEIN MUNICIPAL
INCOME FUND II

AGREEMENT AND PLAN OF ACQUISITION
AND LIQUIDATION

RELATING TO THE ACQUISITION OF THE
ASSETS AND LIABILITIES OF
ALLIANCEBERNSTEIN MUNICIPAL
INCOME FUND II-FLORIDA PORTFOLIO

As of
[_____________], 2009

     This Agreement and Plan of Acquisition and
Liquidation (the ?Acquisition Plan?) is made as of this [___] day of [_________] 2009, by and between National Portfolio (?Acquiring Portfolio?), a series of
AllianceBernstein Municipal Income Fund, Inc., a
Maryland corporation (?Muni Income?), and Florida
Portfolio (the ?Acquired Portfolio?), a series of
AllianceBernstein Municipal Income Fund II, a
Massachusetts business trust (?Muni Income II?).

     WHEREAS, Acquiring Portfolio and the
Acquired Portfolio (together, the ?Portfolios?) are each a series of an open-end management investment company registered with the Securities and Exchange
Commission (the ?SEC?) under the Investment
Company Act of 1940, as amended (the ?1940 Act?);

     WHEREAS, the parties desire that the
Acquired Portfolio transfer all of the assets attributable to its Class A shares held by stockholders
(?Stockholders?) in exchange for Class A shares of equal net asset value of Acquiring Portfolio (?Class
A Acquisition Shares?), transfer all of the assets attributable to its Class B shares held by Stockholders in exchange for Class B shares of equal net asset value of Acquiring Portfolio (?Class B Acquisition
Shares?) and transfer all of the assets attributable to its Class C shares held by Stockholders in exchange for Class C shares of equal net asset value of Acquiring Portfolio (?Class C Acquisition Shares?
and together with the Class A Acquisition Shares and Class B Acquisition Shares, the ?Acquisition
Shares?) and distribute the Class A Acquisition
Shares, Class B Acquisition Shares and Class C
Acquisition Shares to Stockholders of Class A, Class
B and Class C, respectively, of the Acquired
Portfolio (the ?Acquisition?); and

     WHEREAS, the parties intend that the
Acquisition qualify as a ?reorganization? within the meaning of Section 368(a) of the United States
Internal Revenue Code of 1986, as amended (the
?Code?), and any successor provisions, and that with respect to the Acquisition, Acquiring Portfolio and the Acquired Portfolio will each be a ?party to a reorganization? within the meaning of Section 368(b) of the Code;

     Now, therefore, Acquiring Portfolio and the Acquired Portfolio agree as follows:

1.	Definitions

     In addition to the terms elsewhere defined
herein, each of the following terms shall have the
meaning indicated for that term as follows:
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2.	Regulatory Filings

     Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Stockholder Action

     As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired
Portfolio shall hold a Stockholders meeting to consider and approve the Acquisition and this Acquisition Plan and such other matters as the Board of Trustees may determine. Such approval by the Stockholders of the Acquired Portfolio shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Portfolio, be deemed to constitute approval by the Stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with, or violated upon, the consummation of such transactions solely for the purpose of consummating such transactions.

4.	Transfer of the Acquired Portfolio?s Assets

     Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

(a)	On or prior to the Closing Date, the
Acquired Portfolio shall pay or provide
for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

(b)	Prior to the Effective Time, except to the
extent prohibited by Rule 19b-1 under
the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio
Stockholders of record a dividend or
dividends which, together with all
previous such dividends, shall have the
effect of distributing (i) all the excess of
(A) Acquired Portfolio?s investment
income excludable from gross income
under Section 103(a) of the Code over
(B) Acquired Portfolio?s deductions
disallowed under Sections 265 and
171(a)(2) of the Code, (ii) all of
Acquired Portfolio?s investment
company taxable income (as defined in
Code Section 852), (computed in each
case without regard to any deduction for dividends paid), and (iii) all of Acquired
Portfolio?s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on September 30, 2008, and for the short taxable year beginning on October 1, 2008 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a ?regulated investment company? for tax purposes and to eliminate fund-level tax.

(c)	At the Effective Time, pursuant to
Articles of Transfer accepted for record by the Secretary of the Commonwealth of Massachusetts, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to Acquiring Portfolio, subject to the Liabilities. Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to Acquiring Portfolio, and shall be enforceable against Acquiring
Portfolio to the same extent as if initially incurred by Acquiring Portfolio.

(d)	Within a reasonable time prior to the
Closing Date, the Acquired Portfolio
shall provide, if requested, a list of the Assets to Acquiring Portfolio. The
Acquired Portfolio may sell any asset on such list prior to the Effective Time.
After the Acquired Portfolio provides
such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired
Portfolio?s investment objectives,
policies and restrictions. In addition, if Acquiring Portfolio determines that, as a result of the Acquisition, Acquiring
Portfolio would own an aggregate
amount of an investment that would
exceed a percentage limitation applicable to Acquiring Portfolio, Acquiring
Portfolio will advise the Acquired
Portfolio in writing of any such
limitation and the Acquired Portfolio
shall dispose of a sufficient amount of
such investment as may be necessary to
avoid the limitation as of the Effective
Time, to the extent practicable and
consistent with applicable legal
requirements, including the Acquired
Portfolio?s investment objectives,
policies and restrictions.

(e)	The Acquired Portfolio shall assign,
transfer, deliver and convey the Assets to Acquiring Portfolio at the Effective Time on the following basis:

(i)	The value of the Assets less the
Liabilities of the Acquired
Portfolio attributable to shares of
Class A held by Stockholders,
shares of Class B held by
Stockholders and shares of Class
C held by Stockholders,
determined as of the Valuation
Time, shall be divided by the then
NAV of one Class A, Class B and
Class C Acquisition Share, as
applicable, and, in exchange for
the transfer of the Assets,
Acquiring Portfolio shall
simultaneously issue and deliver
to the Acquired Portfolio the
number of Class A, Class B and
Class C Acquisition Shares
(including fractional shares) so
determined, rounded to the
second decimal place or such
other decimal place as the parties
may agree to in writing;

(ii)	The NAV of Class A, Class B
and Class C Acquisition Shares to
be delivered to the Acquired
Portfolio shall be determined as
of the Valuation Time in
accordance with Acquiring
Portfolio?s then applicable
valuation procedures, and the net
value of the Assets to be
conveyed to Acquiring Portfolio
shall be determined as of the
Valuation Time in accordance
with the then applicable valuation
procedures of the Acquired
Portfolio; and

(iii)	The portfolio securities of the
Acquired Portfolio shall be made
available by the Acquired
Portfolio to State Street Bank and
Trust Company, as custodian for
Acquiring Portfolio (the
?Custodian?), for examination no
later than five business days
preceding the Valuation Time.
On the Closing Date, such
portfolio securities and all the
Acquired Portfolio?s cash shall be
delivered by the Acquired
Portfolio to the Custodian for the
account of Acquiring Portfolio,
such portfolio securities to be
duly endorsed in proper form for
transfer in such manner and
condition as to constitute good
delivery thereof in accordance
with the custom of brokers or, in
the case of portfolio securities
held in the U.S. Treasury
Department?s book-entry system
or by The Depository Trust
Company, Participants Trust
Company or other third party
depositories, by transfer to the
account of the Custodian in
accordance with Rule 17f-4, Rule
17f-5 or Rule 17f-7, as the case
may be, under the 1940 Act and
accompanied by all necessary
federal and state stock transfer
stamps or a check for the
appropriate purchase price
thereof. The cash delivered shall
be in the form of currency or
certified or official bank checks,
payable to the order of the
Custodian, or shall be wired to an
account pursuant to instructions
provided by Acquiring Portfolio.

(f)	Promptly after the Closing Date, the
Acquired Portfolio will deliver to
Acquiring Portfolio a Statement of
Assets and Liabilities of the Acquired
Portfolio as of the Closing Date.

5.	Termination of the Acquired Portfolio,
Registration of Acquisition Shares and Access to Records

     The Acquired Portfolio and Acquiring Portfolio also shall take the following steps, as applicable:

(a)	At or as soon as reasonably practical
after the Effective Time, the Acquired
Portfolio shall terminate by transferring pro rata to its Stockholders of Class A of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 4(e)(i) of this Acquisition Plan; to its Stockholders of Class B of record Class B Acquisition
Shares received by the Acquired
Portfolio pursuant to Section 4(e)(i) of this Acquisition Plan; and to its Stockholders of Class C of record Class
C Acquisition Shares received by the
Acquired Portfolio pursuant to Section
4(e)(i) of this Acquisition Plan.
Acquiring Portfolio shall establish
accounts on its share records and note on such accounts the names of the former
Acquired Portfolio Stockholders and the
types and amounts of Acquisition Shares
that former Acquired Portfolio
Stockholders are due based on their
respective holdings of shares of the
Acquired Portfolio as of the close of
business on the Closing Date. Fractional
Acquisition Shares shall be carried to the second decimal place. Acquiring
Portfolio shall not issue certificates
representing the Acquisition Shares in
connection with such exchange. All
issued and outstanding Acquired
Portfolio shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of
Acquisition Shares will be shown on the
books of Acquiring Portfolio?s transfer
agent.

  	Following distribution by the Acquired
Portfolio to its Stockholders of all
Acquisition Shares delivered to the
Acquired Portfolio, the Acquired
Portfolio shall wind up its affairs and
shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective
Time.

(b)	At and after the Closing Date, the
Acquired Portfolio shall provide
Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio?s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by
Stockholders as of the Effective Time,
and (ii) all original documentation
(including all applicable Internal
Revenue Service forms, certificates,
certifications and correspondence)
relating to the Acquired Portfolio
Stockholders? taxpayer identification
numbers and their liability for or
exemption from back-up withholding.
The Acquired Portfolio shall preserve
and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired
Portfolio as required by Section 31 of,
and Rules 31a-1 and 31a-2 under, the
1940 Act.

6.	Certain Representations and Warranties of the
Acquired Portfolio

     The Acquired Portfolio represents and warrants to Acquiring Portfolio as follows:

(a)	The Acquired Portfolio is a series of a
business trust duly incorporated, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts. The Acquired Portfolio is a series of a business trust registered with the SEC as an open-end management investment company under the 1940 Act and such registration will be in full force and effect as of the Effective Time.

(b)	The Acquired Portfolio has the power
and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

(c)	The Board of Trustees of the Acquired
Portfolio has duly authorized the
execution and delivery of this
Acquisition Plan and the transactions
contemplated herein. Duly authorized
officers of the Acquired Portfolio have
executed and delivered this Acquisition
Plan. This Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors? rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and, subject to the approval of Stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this
Acquisition Plan will not, violate Muni
Income II?s Agreement and Declaration
of Trust (?Declaration?), its Bylaws or
any material agreement to which the
Acquired Portfolio is subject. Except for the approval of its Stockholders, the Acquired Portfolio does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

(d)	The Acquired Portfolio has qualified as a
regulated investment company under Part
I of Subchapter M of Subtitle A, Chapter
1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

(e)	The information pertaining to the
Acquired Portfolio included within the
N-14 Registration Statement when filed
with the SEC, when Part A of the N-14
Registration Statement is distributed to
Stockholders at the time of the
Stockholder meeting of the Acquired
Portfolio for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Portfolio, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f)	The Acquired Portfolio has duly
authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor are there any securities convertible into shares of the Acquired Portfolio.

(g)	The Acquired Portfolio shall operate its
business in the ordinary course between
the date hereof and the Effective Time.
Such ordinary course of business will
include the declaration and payment of
customary dividends and distributions
and any other dividends and distributions referred to in Section 4(b) hereof.

(h)	At the Effective Time, the Acquired
Portfolio will have good and marketable
title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)	The Financial Statements of the Acquired
Portfolio, a copy of which has been
previously delivered to Acquiring
Portfolio, fairly present the financial
position of the Acquired Portfolio as of the Acquired Portfolio?s most recent fiscal year-end and the results of the Acquired Portfolio?s operations and changes in the Acquired Portfolio?s net assets for the periods indicated.

(j)	To the knowledge of the Acquired
Portfolio, the Acquired Portfolio has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial
Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial
Statement referencing Liabilities.

(k)	To the knowledge of the Acquired
Portfolio, except as has been disclosed in writing to Acquiring Portfolio, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Portfolio or any of its properties or assets or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired
Portfolio has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired
Portfolio. The Acquired Portfolio is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the
Acquisition Plan.

(l)	Except for agreements entered into or
granted in the ordinary course of its
business, in each case under which no
material default exists, and this
Acquisition Plan, the Acquired Portfolio is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Portfolio.

(m)	The Acquired Portfolio has filed its
federal income tax returns, copies of
which have been previously made
available to Acquiring Portfolio, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Portfolio?s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Portfolio?s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired
Portfolio will timely file its federal
income tax return for each subsequent
taxable year including its current taxable year.

(n)	For federal income tax purposes, the
Acquired Portfolio qualifies as a
?regulated investment company,? and the
provisions of Sections 851 through 855
of the Code apply to the Acquired
Portfolio for the remainder of its current taxable year beginning October 1, 2008, and will continue to apply through the Closing Date.

(o)	Since the date of the Financial
Statements of the Acquired Portfolio,
there has been no material adverse
change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(p)	The Acquired Portfolio?s investment
operations from inception to the date
hereof have been in compliance in all
material respects with the investment
policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Portfolio.

(q)	The Acquisition Shares to be issued to
the Acquired Portfolio pursuant to
Section 4(e)(i) will not be acquired for the purpose of making any distribution thereof other than to the Acquired
Portfolio Stockholders as provided in
Section 4(e)(i).

(r)	The Acquired Portfolio, or its agents, (i)
holds a valid Form W-8Ben, Certificate
of Foreign Status of Beneficial Owner
for United States Withholding (or other
appropriate series of Form W-8, as the
case may be) or Form W-9, Request for
Taxpayer Identification Number and
Certification, for each Acquired Portfolio
Stockholder of record, which Form W-8
or Form W-9 can be associated with
reportable payments made by the
Acquired Portfolio to such Stockholder,
and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such
Stockholder as provided by Section 3406
of the Code and the regulations
thereunder.

7.	Certain Representations and Warranties of
Acquiring Portfolio

     Acquiring Portfolio represents and warrants to the Acquired Portfolio as follows:

(a)	Acquiring Portfolio is a series of a
corporation duly incorporated, validly
existing and in good standing under the
laws of the State of Maryland. Acquiring
Portfolio is a series of a corporation
registered with the SEC as an open-end
management investment company under
the 1940 Act and such registration will
be in full force and effect as of the
Effective Time.

(b)	Acquiring Portfolio shall operate its
business in the ordinary course between
the date hereof and the Effective Time.
Such ordinary course of business will
include the declaration and payment of
customary dividends and distributions.

(c)	Acquiring Portfolio has the power and all
necessary federal, state and local
qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

(d)	The Board of Directors of Muni Income
has duly authorized execution and
delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of Acquiring
Portfolio have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors? rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this
Acquisition Plan will not, violate the
Charter of Muni Income, its Bylaws or
any material agreement to which
Acquiring Portfolio is subject. Except for the approval of its Board, Acquiring
Portfolio does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

(e)	Acquiring Portfolio has qualified as a
regulated investment company under Part
I of Subchapter M of Subtitle A, Chapter
1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

(f)	The N-14 Registration Statement, when
filed with the SEC, when Part A of the
N-14 Registration Statement is
distributed to Stockholders at the time of the Stockholder meeting of the Acquired
Portfolio for approval of the Acquisition and at the Effective Time, insofar as it relates to Acquiring Portfolio, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(g)	Acquiring Portfolio has duly authorized
and validly issued all issued and
outstanding shares of common stock of
Acquiring Portfolio, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Acquiring Portfolio has duly authorized the Class A, Class B and Class C shares of Acquiring
Portfolio referred to in Section 4(e)
hereof to be issued and delivered to the Acquired Portfolio as of the Effective
Time. When issued and delivered, such
Class A, Class B and Class C shares of
Acquiring Portfolio shall be validly
issued, fully paid and non-assessable, and no Stockholder of Acquiring Portfolio shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition
Shares, nor are there any securities
convertible into Acquisition Shares.

(h)	To the knowledge of Acquiring Portfolio,
except as has been disclosed in writing to the Acquired Portfolio, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Acquiring Portfolio or any of its properties or assets or any person whom Acquiring Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Acquiring
Portfolio currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against
Acquiring Portfolio. Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this
Acquisition Plan.

(i)	Except for agreements entered into or
granted in the ordinary course of its
business, in each case under which no
material default exists, Acquiring
Portfolio is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(j)	Acquiring Portfolio has filed its federal
income tax returns, copies of which have been previously made available to the Acquired Portfolio, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Acquiring Portfolio?s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Acquiring Portfolio?s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue
Service or by any state or local tax
authority for taxes in excess of those
already paid. Acquiring Portfolio will
timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(k)	For federal income tax purposes,
Acquiring Portfolio qualifies as a
?regulated investment company,? and the
provisions of Sections 851 through 855
of the Code apply to Acquiring Portfolio for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing
Date.

(l)	The Financial Statements of Acquiring
Portfolio, a copy of which has been
previously delivered to the Acquired
Portfolio, fairly present the financial
position of Acquiring Portfolio at its
most recent fiscal year-end and the
results of Acquiring Portfolio?s
operations and changes in Acquiring
Portfolio?s net assets for the period
indicated.

(m)	Since the date of the Financial
Statements of Acquiring Portfolio, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

(n)	Acquiring Portfolio?s investment
operations from inception to the date
hereof have been in compliance in all
material respects with the investment
policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Portfolio.

(o)	Acquiring Portfolio will use all
reasonable efforts to obtain the approvals and authorizations required by the 1933
Act, the 1940 Act and such other state
securities laws as it may deem
appropriate in order to continue its
operations after the Closing Date.

8.	Conditions to the Obligations of Acquiring
Portfolio and the Acquired Portfolio

     The obligations of Acquiring Portfolio and the Acquired Portfolio with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Stockholders of the Acquired
Portfolio shall have approved the
Acquisition in the manner required by
the Charter of the Acquired Portfolio, its Bylaws and applicable law. If
Stockholders of the Acquired Portfolio
fail to approve the Acquisition as
required, that failure shall release the Portfolios of their obligations under this Acquisition Plan.

(a)	Acquiring Portfolio and the Acquired
Portfolio shall have delivered to the other party a certificate dated as of the Closing
Date and executed in its name by its
Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of
Acquiring Portfolio or the Acquired
Portfolio, as applicable, in this
Acquisition Plan that apply to the
Acquisition are true and correct in all
material respects at and as of the
Valuation Time.

(b)	Acquiring Portfolio and the Acquired
Portfolio shall have performed and
complied in all material respects with
each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)	There shall have been no material
adverse change in the financial condition, results of operations, business, properties or assets of Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements.
Negative investment performance shall
not be considered a material adverse
change.

(d)	Acquiring Portfolio and the Acquired
Portfolio shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)	the Acquisition will constitute a
?reorganization? within the
meaning of Section 368(a) of the
Code and that Acquiring
Portfolio and the Acquired
Portfolio will each be ?a party to
a reorganization? within the
meaning of Section 368(b) of the
Code;

(ii)	a Stockholder of the Acquired
Portfolio will recognize no gain
or loss on the exchange of the
Stockholder?s shares of the
Acquired Portfolio solely for
Acquisition Shares;

(iii)	neither the Acquired Portfolio nor
Acquiring Portfolio will
recognize any gain or loss upon
the transfer of all of the Assets to
Acquiring Portfolio in exchange
for Acquisition Shares and the
assumption by Acquiring
Portfolio of the Liabilities
pursuant to this Acquisition Plan
or upon the distribution of
Acquisition Shares to
Stockholders of the Acquired
Portfolio in exchange for their
respective shares of the Acquired
Portfolio;

(iv)	the holding period and tax basis
of the Assets acquired by
Acquiring Portfolio will be the
same as the holding period and
tax basis that the Acquired
Portfolio had in such Assets
immediately prior to the
Acquisition;

(v)	the aggregate tax basis of
Acquisition Shares received in
connection with the Acquisition
by each Stockholder of the
Acquired Portfolio (including any
fractional share to which the
Stockholder may be entitled) will
be the same as the aggregate tax
basis of the shares of the
Acquired Portfolio surrendered in
exchange therefor, and increased
by any gain recognized on the
exchange;

(vi)	the holding period of Acquisition
Shares received in connection
with the Acquisition by each
Stockholder of the Acquired
Portfolio (including any
fractional share to which the
Stockholder may be entitled) will
include the holding period of the
shares of the Acquired Portfolio
surrendered in exchange therefor,
provided that such Acquired
Portfolio shares constitute capital
assets in the hands of the
Stockholder as of the Closing
Date; and

(vii)	Acquiring Portfolio will succeed
to the capital loss carryovers of
the Acquired Portfolio, if any,
under Section 381 of the Code,
but the use by Acquiring
Portfolio of any such capital loss
carryovers (and of capital loss
carryovers of Acquiring
Portfolio) may be subject to
limitation under Section 383 of
the Code.

The opinion will be based on certain
factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (e),
Seward & Kissel LLP will express no
view with respect to the effect of the
Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward &
Kissel LLP to deliver the tax opinion.
Notwithstanding anything in this
Acquisition Plan to the contrary, neither
Portfolio may waive in any material
respect the conditions set forth under this subparagraph (e).

(e)	The N-14 Registration Statement shall
have become effective under the 1933
Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14
Registration Statement.

(f)	No action, suit or other proceeding shall
be threatened or pending before any
court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

(g)	The SEC shall not have issued any
unfavorable advisory report under
Section 25(b) of the 1940 Act nor
instituted any proceeding seeking to
enjoin consummation of the Acquisition
under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this
Acquisition Plan with respect to the
Acquisition pursuant to Section 13 of this Acquisition Plan.

9.	Conditions to the Obligations of the Acquired
Portfolio

     The obligations of the Acquired Portfolio with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	The Acquired Portfolio shall have
received an opinion of Seward & Kissel
LLP, counsel to Acquiring Portfolio, in
form and substance reasonably
satisfactory to the Acquired Portfolio and dated as of the Closing Date, substantially to the effect that:

(i)	Acquiring Portfolio is a series of
a corporation duly incorporated,
validly existing and in good
standing under the laws of the
State of Maryland and is a series
of an open-end, management
investment company registered
under the 1940 Act;

(ii)	This Acquisition Plan has been
duly authorized, executed and
delivered by Acquiring Portfolio
and, assuming the N-14
Registration Statement referred to
in Section 2 of this Acquisition
Plan does not contain any
material misstatements or
omissions, and assuming due
authorization, execution and
delivery of this Acquisition Plan
by the Acquired Portfolio,
represents a legal, valid and
binding contract, enforceable in
accordance with its terms, subject
to the effect of bankruptcy,
insolvency, moratorium,
fraudulent conveyance and
transfer and similar laws relating
to or affecting creditors? rights
generally and court decisions
with respect thereto, and further
subject to the application of
equitable principles in any
proceeding, whether at law or in
equity or with respect to the
enforcement of provisions of this
Acquisition Plan and the effect of
judicial decisions which have
held that certain provisions are
unenforceable when their
enforcement would violate an
implied covenant of good faith
and fair dealing or would be
commercially unreasonable or
when default under this
Acquisition Plan is not material;

(iii)	The Class A, Class B and Class C
Acquisition Shares to be
delivered as provided for by this
Acquisition Plan are duly
authorized and upon delivery will
be validly issued, fully paid and
non-assessable by Acquiring
Portfolio;

(iv)	The execution and delivery of
this Acquisition Plan did not, and
the consummation of the
Acquisition will not, violate the
Charter of Muni Income, its
Bylaws or any agreement of
Acquiring Portfolio known to
such counsel, after reasonable
inquiry, and no approval of the
Acquisition Plan by the
Stockholders of Acquiring
Portfolio is required under Muni
Income?s Charter, Bylaws or
applicable law; and

(v)	To the knowledge of such
counsel, no consent, approval,
authorization or order of any
federal or state court or
administrative or regulatory
agency, other than the acceptance
of record of Articles of Transfer
by the Secretary of the
Commonwealth of
Massachusetts, is required for
Acquiring Portfolio to enter into
this Acquisition Plan or carry out
its terms, except those that have
been obtained under the 1933
Act, the 1940 Act and the rules
and regulations under those Acts
or that may be required under
state securities laws or
subsequent to the Effective Time
or when the failure to obtain the
consent, approval, authorization
or order would not have a
material adverse effect on the
operation of Acquiring Portfolio.

In rendering such opinion, Seward &
Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word ?knowledge? and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of Acquiring Portfolio as to factual matters.

(b)	Acquired Portfolio shall have received a
letter from AllianceBernstein L.P. (the
?Adviser?) with respect to insurance
matters in form and substance
satisfactory to the Acquired Portfolio.

10.	Conditions to the Obligations of Acquiring
Portfolio

     The obligations of Acquiring Portfolio with respect to the Acquisition shall be subject to the following conditions precedent:

(a)	Acquiring Portfolio shall have received
an opinion of Seward & Kissel LLP,
counsel to the Acquired Portfolio, in
form and substance reasonably
satisfactory to Acquiring Portfolio and
dated as of the Closing Date,
substantially to the effect that:

(i)	The Acquired Portfolio is a series
of a business trust duly
incorporated, validly existing and
in good standing under the laws
of the Commonwealth of
Massachusetts and is a series of
an open-end management
investment company registered
under the 1940 Act;

(ii)	This Acquisition Plan has been
duly authorized, executed and
delivered by the Acquired
Portfolio and, assuming the N-14
Registration Statement referred to
in Section 2 of this Acquisition
Plan does not contain any
material misstatements or
omissions, and assuming due
authorization, execution and
delivery of this Acquisition Plan
by Acquiring Portfolio,
represents a legal, valid and
binding contract, enforceable in
accordance with its terms, subject
to the effect of bankruptcy,
insolvency, moratorium,
fraudulent conveyance and
transfer and similar laws relating
to or affecting creditors? rights
generally and court decisions
with respect thereto, and further
subject to the application of
equitable principles in any
proceeding, whether at law or in
equity or with respect to the
enforcement of provisions of this
Acquisition Plan and the effect of
judicial decisions which have
held that certain provisions are
unenforceable when their
enforcement would violate an
implied covenant of good faith
and fair dealing or would be
commercially unreasonable or
when default under this
Acquisition Plan is not material;

(iii)	The execution and delivery of
this Acquisition Plan did not, and
the consummation of the
Acquisition will not, violate the
Agreement and Declaration of
Trust (?Declaration?) of Muni
Income II, its Bylaws or any
agreement of the Acquired
Portfolio known to such counsel,
after reasonable inquiry; and

(iv)	To the knowledge of such
counsel, no consent, approval,
authorization or order of any
federal or state court or
administrative or regulatory
agency, other than the acceptance
of record of Articles of Transfer
by the Secretary of the
Commonwealth of
Massachusetts, is required for the
Acquired Portfolio to enter into
this Acquisition Plan or carry out
its terms, except those that have
been obtained under the 1933
Act, the 1940 Act and the rules
and regulations under those Acts
or that may be required under
state securities laws or
subsequent to the Effective Time
or when the failure to obtain the
consent, approval, authorization
or order would not have a
material adverse effect on the
operation of the Acquired
Portfolio.

In rendering such opinion, Seward &
Kissel LLP may (i) make assumptions
regarding the authenticity, genuineness
and/or conformity of documents and
copies thereof without independent
verification thereof, (ii) limit such
opinion to applicable federal and state
law, (iii) define the word ?knowledge?
and related terms to mean the knowledge
of attorneys then with such firm who
have devoted substantive attention to
matters directly related to this
Acquisition Plan and (iv) rely on
certificates of officers or directors of the Acquired Portfolio as to factual matters.

(b)	Acquiring Portfolio shall have received a
letter from the Adviser agreeing to
indemnify Acquiring Portfolio in respect of certain liabilities of the Acquired
Portfolio in form and substance
satisfactory to Acquiring Portfolio.

11.	Closing

(a)	The Closing shall be held at the offices
of the Portfolios, 1345 Avenue of the
Americas, New York, New York 10105,
or at such other time or place as the
parties may agree.

(b)	In the event that at the Valuation Time (i)
the NYSE shall be closed to trading or
trading thereon shall be restricted, or (ii) trading or the reporting of trading on said
Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or Acquiring Portfolio is impracticable, the
Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored;
provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation
Time, this Acquisition Plan may be
terminated by either the Acquired
Portfolio or Acquiring Portfolio upon the giving of written notice to the other party.

(c)	Acquiring Portfolio will provide to the
Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition
Shares issuable pursuant to the
Acquisition have been credited to the
Acquired Portfolio?s account on the
books of Acquiring Portfolio. After the
Closing Date, Acquiring Portfolio will
provide to the Acquired Portfolio
evidence satisfactory to the Acquired
Portfolio that such Shares have been
credited pro rata to open accounts in the names of the Acquired Portfolio
Stockholders.

(d)	At the Closing, each party shall deliver to
the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

12.	Survival of Representations and Warranties

     No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.	Termination of Acquisition Plan

     A majority of either Muni Income?s Board of Directors or Muni Income II?s Board of Trustees may terminate this Acquisition Plan with respect to that Portfolio at any time before the applicable Effective
Time if: (a) the Portfolio?s conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Portfolio or its Stockholders and gives notice of such termination to the other party.

14.	Governing Law

     This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.	Brokerage Fees

     Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Acquisition Plan.

16.	Amendments

     The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time before or after the Stockholders of the Acquired Portfolio approve the Acquisition. However, after Stockholders of the Acquired Portfolio approve the Acquisition, the parties may not amend this Acquisition Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.	Waivers

     At any time prior to the Closing Date, either party may by written instrument signed by it (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.	Indemnification of Directors

     Acquiring Portfolio agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Portfolio?s current and former Directors and officers, acting in their capacities as such, under the Acquired Portfolio?s
Charter and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of Acquiring Portfolio and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Acquiring Portfolio, its successors or assigns.

19.	Cooperation and Further Assurances

     Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Acquisition Plan?s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.	Updating of N-14 Registration Statement

     If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14
Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

21.	Limitation on Liabilities

     The obligations of the Acquired Portfolio and Acquiring Portfolio shall not bind any of the directors, Stockholders, nominees, officers, agents, employees or agents of the Acquired Portfolio or Acquiring Portfolio personally, but shall bind only the Acquired Portfolio or Acquiring Portfolio, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Portfolio or Acquiring Portfolio, as appropriate.

22.	Termination of the Acquired Portfolio

     If the parties complete the Acquisition, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

23.	Notices

     Any notice, report, statement, certificate or demand required or permitted by any provision of this Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

     For the Acquired Portfolio:

     AllianceBernstein
Municipal Income Fund II-
Florida Portfolio
     1345 Avenue of the
Americas
     New York, New York
10105
     Attention: Secretary

     For Acquiring Portfolio:

     AllianceBernstein
Municipal Income Fund, Inc.-
National Portfolio
     1345 Avenue of the
Americas
     New York, New York
10105
     Attention: Secretary

24.	Expenses

     The Acquisition expenses shall be paid by the Acquired Portfolio.

25.	General

     This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in this Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition
Plan without the written consent of the other party.

     In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

AllianceBernstein Municipal Income Fund II-Florida
Portfolio










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